UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2010

U.S. BANCORP
 (Exact name of registrant as specified in its charter)

Delaware	001-06880	41-0255900
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 466-3000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2010, the Board of Directors of U.S. Bancorp (the “Company”) announced that Terrance R. Dolan, 47, the Company’s Executive Vice President and Controller, will succeed Diane L. Thormodsgard as the Company’s Vice Chairman, Wealth Management and Securities Services, and Jeffry H. von Gillern, 44, the Company’s Chief Information Officer, will succeed William L. Chenevich as the Company’s Vice Chairman, Technology and Operations Services. The appointments are effective on July 1, 2010. Ms. Thormodsgard and Mr. Chenevich will retire on June 30, 2010.

A copy of the press release issued by the Company on April 22, 2010, announcing the retirements of Ms. Thormodsgard and Mr. Chenevich and the appointments of Mr. Dolan and Mr. von Gillern as their respective successors is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, Craig E. Gifford, 41, the Company’s Senior Vice President and Chief Accounting Officer, will succeed Mr. Dolan as the Company’s Controller effective July 1, 2010. Mr. Gifford has served as the Company’s Senior Vice President and Chief Accounting Officer since joining the Company in November 2008. Prior to joining the Company, he served as Guaranty Financial Group Inc.’s Controller from July 2003 until December 2007 and Executive Vice President and Chief Accounting Officer from January 2008 until October 2008.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company’s 2010 Annual Meeting of Shareholders was held on Tuesday, April 20, 2010, at the Seattle Marriott Waterfront, Seattle, Washington. Richard K. Davis, Chairman, President and Chief Executive Officer, presided. The Company’s shareholders approved each of the four proposals detailed in the Company’s Definitive Proxy Statement on Schedule 14A which was filed with the Securities and Exchange Commission on March 12, 2010.

Proposal I

The Company’s shareholders elected thirteen individuals to the Board of Directors as set forth below:

		Votes		Broker
Name	Votes For	Against	Abstentions	Non-Votes
Douglas M. Baker, Jr.	1,296,129,541	72,451,535	9,441,607	206,218,150
Y. Marc Belton	1,343,251,423	25,541,240	9,230,020	206,218,150
Victoria Buyniski Gluckman	1,279,649,953	89,217,651	9,155,079	206,218,150
Arthur D. Collins, Jr.	1,328,344,025	40,515,359	9,163,299	206,218,150
Richard K. Davis	1,333,326,332	35,285,552	9,410,799	206,218,150
Joel W. Johnson	1,339,529,922	30,431,959	8,060,802	206,218,150
Olivia F. Kirtley	1,339,849,325	29,409,116	8,764,242	206,218,150
Jerry W. Levin	1,317,062,598	51,865,483	9,094,602	206,218,150
David B. O’Maley	1,261,904,415	65,741,221	50,377,047	206,218,150
O’dell M. Owens, M.D., MPH	1,247,793,378	80,015,771	50,213,534	206,218,150
Richard G. Reiten	1,283,250,983	44,532,108	50,239,592	206,218,150
Craig D. Schnuck	1,314,771,486	13,170,211	50,080,986	206,218,150
Patrick T. Stokes	1,287,524,303	40,579,736	49,918,644	206,218,150

Proposal II

The Company’s shareholders ratified the selection of Ernst & Young LLP as the independent auditor of the Company and its subsidiaries for the fiscal year ending December 31, 2010, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,547,294,944	31,073,655	5,872,234	—

Proposal III

The Company’s shareholders approved the U.S. Bancorp Amended and Restated 2007 Stock Incentive Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,195,753,166	129,448,247	52,821,270	206,218,150

Proposal IV

The Company’s shareholders gave advisory approval of the Company’s executive compensation program as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,398,253,845	147,782,516	38,204,472	—

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1 Press release issued by the Company on April 22, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ Lee R. Mitau
Lee R. Mitau Executive Vice President, General Counsel and Corporate Secretary

Date: April 22, 2010

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release issued by the Company on April 22, 2010